Vanguard Short-Term Investment-Grade Fund

Supplement to the Prospectus and Summary Prospectus for Institutional Shares Dated May 26, 2011

Prospectus and Summary Prospectus Text Changes

The table under the heading “Purchase and Sale of Fund Shares” is replaced with the following:

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Prospectus Text Changes

The first paragraph under the heading “Share Class Overview” in the More on the Fund section is replaced with the following:

This prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers Investor Shares and Admiral™ Shares, which have investment minimums of $3,000 and $50,000, respectively.

(over, please)

The text under the heading “Account Minimums for Institutional Shares” in the Purchasing Shares section is replaced with the following:

To open and maintain an account. $5 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

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